EXHIBIT 10 (v)



                FORM OF SUBORDINATED CONVERTIBLE PROMISSORY NOTE

     This Note has not been registered under the Securities Act of 1933, as amended (the "Act'), and is a "restricted security," as that term is defined in Rule 144 under the Act. This Note may not be offered for sale, sold, or otherwise transferred except pursuant to an effective Registration Statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

                    SUBORDINATED CONVERTIBLE PROMISSORY NOTE

$50,089                                               Date:    February 22, 2004
                                                      Due:    December 31, 2005

FOR VALUE RECEIVED, A4S Technologies, Inc., a Montana corporation (the "Company"), hereby promises to pay to the order of Cambridge Holdings, Ltd. ("Holder") at 106 S. University Blvd., #14, Denver, Colorado 80209 or such other place of payment as Holder may specify from time to time in writing, in lawful money of the United States of America, the principal amount of Fifty Thousand Eighty Nine Dollars ($50,089) together with interest at six percent (6%) per annum from the date of this Subordinated Convertible Promissory Note (the "Note"), such principal and interest to be paid on December 31, 2005, except as provided in the attached Additional Terms and Conditions and the Purchase Agreement referred to therein.

                             A4S TECHNOLOGIES, INC.

                             3973 MT Hwy 35
                             Kalispell, MT  59901

                             Signature:
                                         --------------------
                             Print Name: Michael Siemens
                             Title: President

                    SUBORDINATED CONVERTIBLE PROMISSORY NOTE

                         MADE BY A4S TECHNOLOGIES, INC.

                         ADDITIONAL TERMS AND CONDITIONS

     These Additional Terms and Conditions are attached to and shall be made a part of the Convertible Promissory Note of A4S TECHNOLOGIES, INC. (the "Company") payable to Cambridge Holdings, Ltd. ("Holder") dated February 22, 2004 (the "Note"), as if incorporated therein:

     1. This Note is one of a series of notes issued under the Subordinated Convertible Note Purchase Agreement among the Company, Holder and other purchasers listed in Annex A thereof (the "Purchase Agreement). Each Holder of this Note will be deemed by its acceptance hereof to have made the representations set forth in Article 6 of the Purchase Agreement.

     2. Holder shall have the right at Holder's option, at any time prior to payment of the Note, to convert any or all of the principal amount of this Note into such number of fully paid and non-assessable shares of the common stock (the "Common Stock") of the Company as shall be provided herein. Holder may exercise the conversion right provided in this Section 1 by giving written notice (the "Conversion Notice") to the Company of the exercise of such right and stating the address to which the certificates evidencing the Common Stock shall be delivered. The Conversion Notice shall be accompanied by this Note. Except as provided below in this Section 1, the Company will issue one share of Common Stock for each $.50 of then outstanding principal balance of this Note upon conversion of the Note (the "Conversion Price"). Conversion shall be deemed to have been effected on the date the Conversion Notice is given; provided, however, the conversion privilege of this Note may not be exercised by, and the Common Stock shall not be issued to, Holder if such conversion would be unlawful. As a condition to conversion, the Company may require Holder to sign a representation letter confirming compliance with applicable federal and state securities laws and other applicable laws, and the Company shall be entitled to receive satisfactory assurance that issuance of the Common Stock will not violate law. Promptly after receipt of the Conversion Notice and confirmation of compliance with law, the Company shall issue a stock certificate of the Company representing the number of shares of Common Stock to which Holder is entitled and all accrued interest unpaid on the principal amount of the Note which is the subject of the Conversion Note up to and including the date of the Conversion Notice shall be paid to Holder on the Maturity Date unless Holder has indicated that he also wishes to convert the accrued interest into shares of Common Stock in which event the stock certificate shall include the number of shares issued in conversion of the accrued interest, calculated on the same terms and in the same manner as the principal converted.

     3. All of the principal amount of this Note shall automatically be converted into Common Stock of the Company at the then effective Conversion Price immediately upon the closing of the sale of the Company's Common Stock in a publicly offering registered under the Securities Act of 1933, as amended (the "Securities Act") other than a registration relating solely to a transaction under Rule 145 under such Act (or any successor thereto) or to a employee benefit plan of the Company, at a public offering price (prior to any underwriters' discounts and expenses) having (a) aggregate proceeds to the Company of at least $2,500,000 and (b) an offering price per share of not less than $3 as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to the Common Stock).

     4. If the Common Stock issuable upon conversion of this Note shall be changed into the same or different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise, appropriate adjustment shall be made to the Conversion Price. Similar adjustments shall be made in the event of any reorganization, merger or consolidation.

     5. If the Company shall issue any additional shares of Common Stock without consideration or for a consideration per share less than $.50 per share (as appropriately adjusted pursuant to Section 4 above), on such date, the Conversion Price in effect immediately prior to each such issuance shall forthwith be adjusted to a price equal to a price determined by multiplying the Conversion Price by a fraction, the numerator of which shall be the sum of (w) the number of shares of Common Stock outstanding immediately prior to such issuance and (x) the number of shares of Common Stock that the aggregate consideration received by the Company for such issuance would purchase at $.50 per share (as appropriately adjusted pursuant to Section 4 above); and the denominator of which shall be the sum of (y) the number of shares of Common Stock outstanding immediately prior to such issuance and (z) the number of additional shares of such Common Stock. For purposes of this Section 5, if any securities are issued by the Company which are convertible into Common Stock or which may be exercised to acquire Common Stock, then the aggregate maximum number of shares of Common Stock deliverable upon conversion or exercise of the securities assuming the satisfaction of any conditions to convertibility or exercisability (but without giving effect to any future adjustments pursuant to anti-dilution or revenue shortfall provisions), shall be deemed to have been issued at the time such securities were issued. Upon the termination or expiration of the convertibility or exercisability of any such securities, the Exercise Price, to the extent in any way affected by or computed using such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock actually issued upon the conversion or exercise of such securities.

     6. If the Company's revenue per share for calendar year 2004 is below $1.25 per share, the Conversion Price in effect immediately prior to the Measurement Date (as defined below) shall forthwith be adjusted to a price equal to a price determined by multiplying the Conversion Price by a fraction, the numerator of which shall be the Company's revenue per share for calendar year 2004 and the denominator of which shall be $1.25 (as appropriately adjusted pursuant to Section 4 above).. For purposes of this Section 6, revenue per share shall be determined in accordance with generally accepted accounting principles consistently applied by the Company after consultation with a nationally recognized firm of independent certified public accountants engaged by the Company. The number of shares shall be calculated on a fully-diluted basis assuming the conversion, exchange, exercise or purchase of all outstanding convertible or exchangeable securities, or rights, options or warrants or similar instruments to purchase Common Stock. The revenue per share shall be determined as soon as reasonably practicable after December 31, 2004, but in no event later than January 31, 2005 (the "Measurement Date").

     7. Payment of the principal of and interest of this Note is subordinated in right of payment of the principal of and interest on the "Senior Indebtedness" of the Company. Senior Indebtedness shall mean any present and future debts and obligations of the Company, due or to become due, owed by the Company to a senior secured lender. Any Senior Indebtedness, other than debt incurred with an institutional lender that is secured by the Company's inventory and accounts receivable, will be subject to the approval of the Required Purchasers (as said term is defined in the Purchase Agreement), which approval shall not be unreasonably withheld.

                FORM OF SUBORDINATED CONVERTIBLE PROMISSORY NOTE

     This Note has not been registered under the Securities Act of 1933, as amended (the "Act'), and is a "restricted security," as that term is defined in Rule 144 under the Act. This Note may not be offered for sale, sold, or otherwise transferred except pursuant to an effective Registration Statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.

                    SUBORDINATED CONVERTIBLE PROMISSORY NOTE

$29,970                                               Date:    February 23, 2004
                                                      Due:    December 31, 2005

FOR VALUE RECEIVED, A4S Technologies, Inc., a Montana corporation (the "Company"), hereby promises to pay to the order of Cambridge Holdings, Ltd. ("Holder") at 106 S. University Blvd., #14, Denver, Colorado 80209 or such other place of payment as Holder may specify from time to time in writing, in lawful money of the United States of America, the principal amount of Twenty Nine Thousand Nine Hundred Seventy Dollars ($29,970) together with interest at six percent (6%) per annum from the date of this Subordinated Convertible Promissory Note (the "Note"), such principal and interest to be paid on December 31, 2005, except as provided in the attached Additional Terms and Conditions and the Purchase Agreement referred to therein.

                             A4S TECHNOLOGIES, INC.

                             3973 MT Hwy 35
                             Kalispell, MT  59901

                             Signature:
                                         --------------------------
                             Print Name:  Michael Siemens
                             Title: President

                    SUBORDINATED CONVERTIBLE PROMISSORY NOTE

                         MADE BY A4S TECHNOLOGIES, INC.

                         ADDITIONAL TERMS AND CONDITIONS

     These Additional Terms and Conditions are attached to and shall be made a part of the Convertible Promissory Note of A4S TECHNOLOGIES, INC. (the "Company") payable to Cambridge Holdings, Ltd. ("Holder") dated February 23, 2004 (the "Note"), as if incorporated therein:

     8. This Note is one of a series of notes issued under the Subordinated Convertible Note Purchase Agreement among the Company, Holder and other purchasers listed in Annex A thereof (the "Purchase Agreement). Each Holder of this Note will be deemed by its acceptance hereof to have made the representations set forth in Article 6 of the Purchase Agreement.

     9. Holder shall have the right at Holder's option, at any time prior to payment of the Note, to convert any or all of the principal amount of this Note into such number of fully paid and non-assessable shares of the common stock (the "Common Stock") of the Company as shall be provided herein. Holder may exercise the conversion right provided in this Section 1 by giving written notice (the "Conversion Notice") to the Company of the exercise of such right and stating the address to which the certificates evidencing the Common Stock shall be delivered. The Conversion Notice shall be accompanied by this Note. Except as provided below in this Section 1, the Company will issue one share of Common Stock for each $.50 of then outstanding principal balance of this Note upon conversion of the Note (the "Conversion Price"). Conversion shall be deemed to have been effected on the date the Conversion Notice is given; provided, however, the conversion privilege of this Note may not be exercised by, and the Common Stock shall not be issued to, Holder if such conversion would be unlawful. As a condition to conversion, the Company may require Holder to sign a representation letter confirming compliance with applicable federal and state securities laws and other applicable laws, and the Company shall be entitled to receive satisfactory assurance that issuance of the Common Stock will not violate law. Promptly after receipt of the Conversion Notice and confirmation of compliance with law, the Company shall issue a stock certificate of the Company representing the number of shares of Common Stock to which Holder is entitled and all accrued interest unpaid on the principal amount of the Note which is the subject of the Conversion Note up to and including the date of the Conversion Notice shall be paid to Holder on the Maturity Date unless Holder has indicated that he also wishes to convert the accrued interest into shares of Common Stock in which event the stock certificate shall include the number of shares issued in conversion of the accrued interest, calculated on the same terms and in the same manner as the principal converted.

     10. All of the principal amount of this Note shall automatically be converted into Common Stock of the Company at the then effective Conversion Price immediately upon the closing of the sale of the Company's Common Stock in a publicly offering registered under the Securities Act of 1933, as amended (the "Securities Act") other than a registration relating solely to a transaction under Rule 145 under such Act (or any successor thereto) or to a employee benefit plan of the Company, at a public offering price (prior to any underwriters' discounts and expenses) having (a) aggregate proceeds to the Company of at least $2,500,000 and (b) an offering price per share of not less than $3 as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to the Common Stock).

     11. If the Common Stock issuable upon conversion of this Note shall be changed into the same or different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise, appropriate adjustment shall be made to the Conversion Price. Similar adjustments shall be made in the event of any reorganization, merger or consolidation.

     12. If the Company shall issue any additional shares of Common Stock without consideration or for a consideration per share less than $.50 per share (as appropriately adjusted pursuant to Section 4 above), on such date, the Conversion Price in effect immediately prior to each such issuance shall forthwith be adjusted to a price equal to a price determined by multiplying the Conversion Price by a fraction, the numerator of which shall be the sum of (w) the number of shares of Common Stock outstanding immediately prior to such issuance and (x) the number of shares of Common Stock that the aggregate consideration received by the Company for such issuance would purchase at $.50 per share (as appropriately adjusted pursuant to Section 4 above); and the denominator of which shall be the sum of (y) the number of shares of Common Stock outstanding immediately prior to such issuance and (z) the number of additional shares of such Common Stock. For purposes of this Section 5, if any securities are issued by the Company which are convertible into Common Stock or which may be exercised to acquire Common Stock, then the aggregate maximum number of shares of Common Stock deliverable upon conversion or exercise of the securities assuming the satisfaction of any conditions to convertibility or exercisability (but without giving effect to any future adjustments pursuant to anti-dilution or revenue shortfall provisions), shall be deemed to have been issued at the time such securities were issued. Upon the termination or expiration of the convertibility or exercisability of any such securities, the Exercise Price, to the extent in any way affected by or computed using such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock actually issued upon the conversion or exercise of such securities.

     13. If the Company's revenue per share for calendar year 2004 is below $1.25 per share, the Conversion Price in effect immediately prior to the Measurement Date (as defined below) shall forthwith be adjusted to a price equal to a price determined by multiplying the Conversion Price by a fraction, the numerator of which shall be the Company's revenue per share for calendar year 2004 and the denominator of which shall be $1.25 (as appropriately adjusted pursuant to Section 4 above).. For purposes of this Section 6, revenue per share shall be determined in accordance with generally accepted accounting principles consistently applied by the Company after consultation with a nationally recognized firm of independent certified public accountants engaged by the Company. The number of shares shall be calculated on a fully-diluted basis assuming the conversion, exchange, exercise or purchase of all outstanding convertible or exchangeable securities, or rights, options or warrants or similar instruments to purchase Common Stock. The revenue per share shall be determined as soon as reasonably practicable after December 31, 2004, but in no event later than January 31, 2005 (the "Measurement Date").

     14. Payment of the principal of and interest of this Note is subordinated in right of payment of the principal of and interest on the "Senior Indebtedness" of the Company. Senior Indebtedness shall mean any present and future debts and obligations of the Company, due or to become due, owed by the Company to a senior secured lender. Any Senior Indebtedness, other than debt incurred with an institutional lender that is secured by the Company's inventory and accounts receivable, will be subject to the approval of the Required Purchasers (as said term is defined in the Purchase Agreement), which approval shall not be unreasonably withheld.

                FORM OF SUBORDINATED CONVERTIBLE PROMISSORY NOTE

     This Note has not been registered under the Securities Act of 1933, as amended (the "Act'), and is a "restricted security," as that term is defined in Rule 144 under the Act. This Note may not be offered for sale, sold, or otherwise transferred except pursuant to an effective Registration Statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company.


                    SUBORDINATED CONVERTIBLE PROMISSORY NOTE

$24,975                                                Date:    May 12, 2004
                                                       Due:    December 31, 2005

FOR VALUE RECEIVED, A4S Technologies, Inc., a Montana corporation (the "Company"), hereby promises to pay to the order of Cambridge Holdings, Ltd. ("Holder") at 106 S. University Blvd., #14, Denver, Colorado 80209 or such other place of payment as Holder may specify from time to time in writing, in lawful money of the United States of America, the principal amount of Twenty-Four Thousand Nine Hundred Seventy Five Dollars ($24,975) together with interest at six percent (6%) per annum from the date of this Subordinated Convertible Promissory Note (the "Note"), such principal and interest to be paid on December 31, 2005, except as provided in the attached Additional Terms and Conditions and the Purchase Agreement referred to therein.

                             A4S TECHNOLOGIES, INC.

                             3973 MT Hwy 35
                             Kalispell, MT  59901

                             Signature:
                                          ------------------------
                             Print Name:  Michael Siemens
                             Title: President

                    SUBORDINATED CONVERTIBLE PROMISSORY NOTE

                         MADE BY A4S TECHNOLOGIES, INC.

                         ADDITIONAL TERMS AND CONDITIONS

     These Additional Terms and Conditions are attached to and shall be made a part of the Convertible Promissory Note of A4S TECHNOLOGIES, INC. (the "Company") payable to Cambridge Holdings, Ltd. ("Holder") dated May 12, 2004 (the "Note"), as if incorporated therein:

     15. This Note is one of a series of notes issued under the Subordinated Convertible Note Purchase Agreement among the Company, Holder and other purchasers listed in Annex A thereof (the "Purchase Agreement). Each Holder of this Note will be deemed by its acceptance hereof to have made the representations set forth in Article 6 of the Purchase Agreement.

     16. Holder shall have the right at Holder's option, at any time prior to payment of the Note, to convert any or all of the principal amount of this Note into such number of fully paid and non-assessable shares of the common stock (the "Common Stock") of the Company as shall be provided herein. Holder may exercise the conversion right provided in this Section 1 by giving written notice (the "Conversion Notice") to the Company of the exercise of such right and stating the address to which the certificates evidencing the Common Stock shall be delivered. The Conversion Notice shall be accompanied by this Note. Except as provided below in this Section 1, the Company will issue one share of Common Stock for each $.50 of then outstanding principal balance of this Note upon conversion of the Note (the "Conversion Price"). Conversion shall be deemed to have been effected on the date the Conversion Notice is given; provided, however, the conversion privilege of this Note may not be exercised by, and the Common Stock shall not be issued to, Holder if such conversion would be unlawful. As a condition to conversion, the Company may require Holder to sign a representation letter confirming compliance with applicable federal and state securities laws and other applicable laws, and the Company shall be entitled to receive satisfactory assurance that issuance of the Common Stock will not violate law. Promptly after receipt of the Conversion Notice and confirmation of compliance with law, the Company shall issue a stock certificate of the Company representing the number of shares of Common Stock to which Holder is entitled and all accrued interest unpaid on the principal amount of the Note which is the subject of the Conversion Note up to and including the date of the Conversion Notice shall be paid to Holder on the Maturity Date unless Holder has indicated that he also wishes to convert the accrued interest into shares of Common Stock in which event the stock certificate shall include the number of shares issued in conversion of the accrued interest, calculated on the same terms and in the same manner as the principal converted.

     17. All of the principal amount of this Note shall automatically be converted into Common Stock of the Company at the then effective Conversion Price immediately upon the closing of the sale of the Company's Common Stock in a publicly offering registered under the Securities Act of 1933, as amended (the "Securities Act") other than a registration relating solely to a transaction under Rule 145 under such Act (or any successor thereto) or to a employee benefit plan of the Company, at a public offering price (prior to any underwriters' discounts and expenses) having (a) aggregate proceeds to the Company of at least $2,500,000 and (b) an offering price per share of not less than $3 as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to the Common Stock).

     18. If the Common Stock issuable upon conversion of this Note shall be changed into the same or different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise, appropriate adjustment shall be made to the Conversion Price. Similar adjustments shall be made in the event of any reorganization, merger or consolidation.

     19. If the Company shall issue any additional shares of Common Stock without consideration or for a consideration per share less than $.50 per share (as appropriately adjusted pursuant to Section 4 above), on such date, the Conversion Price in effect immediately prior to each such issuance shall forthwith be adjusted to a price equal to a price determined by multiplying the Conversion Price by a fraction, the numerator of which shall be the sum of (w) the number of shares of Common Stock outstanding immediately prior to such issuance and (x) the number of shares of Common Stock that the aggregate consideration received by the Company for such issuance would purchase at $.50 per share (as appropriately adjusted pursuant to Section 4 above); and the denominator of which shall be the sum of (y) the number of shares of Common Stock outstanding immediately prior to such issuance and (z) the number of additional shares of such Common Stock. For purposes of this Section 5, if any securities are issued by the Company which are convertible into Common Stock or which may be exercised to acquire Common Stock, then the aggregate maximum number of shares of Common Stock deliverable upon conversion or exercise of the securities assuming the satisfaction of any conditions to convertibility or exercisability (but without giving effect to any future adjustments pursuant to anti-dilution or revenue shortfall provisions), shall be deemed to have been issued at the time such securities were issued. Upon the termination or expiration of the convertibility or exercisability of any such securities, the Exercise Price, to the extent in any way affected by or computed using such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock actually issued upon the conversion or exercise of such securities.

     20. If the Company's revenue per share for calendar year 2004 is below $1.25 per share, the Conversion Price in effect immediately prior to the Measurement Date (as defined below) shall forthwith be adjusted to a price equal to a price determined by multiplying the Conversion Price by a fraction, the numerator of which shall be the Company's revenue per share for calendar year 2004 and the denominator of which shall be $1.25 (as appropriately adjusted pursuant to Section 4 above).. For purposes of this Section 6, revenue per share shall be determined in accordance with generally accepted accounting principles consistently applied by the Company after consultation with a nationally recognized firm of independent certified public accountants engaged by the Company. The number of shares shall be calculated on a fully-diluted basis assuming the conversion, exchange, exercise or purchase of all outstanding convertible or exchangeable securities, or rights, options or warrants or similar instruments to purchase Common Stock. The revenue per share shall be determined as soon as reasonably practicable after December 31, 2004, but in no event later than January 31, 2005 (the "Measurement Date").

     21. Payment of the principal of and interest of this Note is subordinated in right of payment of the principal of and interest on the "Senior Indebtedness" of the Company. Senior Indebtedness shall mean any present and future debts and obligations of the Company, due or to become due, owed by the Company to a senior secured lender. Any Senior Indebtedness, other than debt incurred with an institutional lender that is secured by the Company's inventory and accounts receivable, will be subject to the approval of the Required Purchasers (as said term is defined in the Purchase Agreement), which approval shall not be unreasonably withheld.

               ALLONGE TO SUBORDINATED CONVERTIBLE PROMISSORY NOTE



Amount:  $50,000

UNDER DATE OF FEBRUARY 22, 2004, A4S Technologies, Inc., a Montana corporation (the "Company") made a Subordinated Convertible Promissory Note (the "Note") to the order of Cambridge Holdings, Ltd. (the "Holder") in the principal amount of $50,000.

The Company and the Holder hereby agree to amend the Note, as follows:

1. The fourth sentence of Section 2 of the Additional Terms and Conditions of the Note is hereby deleted and the following substituted therefor:

          Except as provided in this Section 2, the Company will issue one share of Common Stock for each $.035 of then outstanding principal balance of this Note upon conversion of the Note (the "Conversion Price").

2. Sections 5 and 6 of the Additional Terms and Conditions of the Note are hereby deleted.

3. This Allonge is an amendment to the Note and does not constitute discharge of the Note.

This Allonge has been executed and delivered as of August 31, 2004.

                                    A4S TECHNOLOGIES, INC.

                                    Signature:
                                               ----------------------------
                                               Michael Siemens, President

ACCEPTED:

                                    CAMBRIDGE HOLDINGS, LTD.

                                    By:
                                        -------------------------------
                                        Gregory Pusey, President

               ALLONGE TO SUBORDINATED CONVERTIBLE PROMISSORY NOTE



Amount:  $29,970

UNDER DATE OF FEBRUARY 23, 2004, A4S Technologies, Inc., a Montana corporation (the "Company") made a Subordinated Convertible Promissory Note (the "Note") to the order of Cambridge Holdings, Ltd. (the "Holder") in the principal amount of $29,970.

The Company and the Holder hereby agree to amend the Note, as follows:

1. The fourth sentence of Section 2 of the Additional Terms and Conditions of the Note is hereby deleted and the following substituted therefor:

          Except as provided in this Section 2, the Company will issue one share of Common Stock for each $.035 of then outstanding principal balance of this Note upon conversion of the Note (the "Conversion Price").

2. Sections 5 and 6 of the Additional Terms and Conditions of the Note are hereby deleted.

3. This Allonge is an amendment to the Note and does not constitute discharge of the Note.

This Allonge has been executed and delivered as of August 31, 2004.

                                    A4S TECHNOLOGIES, INC.

                                    Signature:
                                               ---------------------------
                                               Michael Siemens, President

ACCEPTED:

                                    CAMBRIDGE HOLDINGS, LTD.

                                    By:
                                        ---------------------------------
                                        Gregory Pusey, President

               ALLONGE TO SUBORDINATED CONVERTIBLE PROMISSORY NOTE



Amount:  $24,975

UNDER DATE OF MAY 12, 2004, A4S Technologies, Inc., a Montana corporation (the "Company") made a Subordinated Convertible Promissory Note (the "Note") to the order of Cambridge Holdings, Ltd. (the "Holder") in the principal amount of $24,975.

The Company and the Holder hereby agree to amend the Note, as follows:

1. The fourth sentence of Section 2 of the Additional Terms and Conditions of the Note is hereby deleted and the following substituted therefor:

          Except as provided in this Section 2, the Company will issue one share of Common Stock for each $.035 of then outstanding principal balance of this Note upon conversion of the Note (the "Conversion Price").

2. Sections 5 and 6 of the Additional Terms and Conditions of the Note are hereby deleted.

3. This Allonge is an amendment to the Note and does not constitute discharge of the Note.

This Allonge has been executed and delivered as of August 31, 2004.

                                    A4S TECHNOLOGIES, INC.

                                    Signature:
                                               -----------------------------
                                               Michael Siemens, President

ACCEPTED:

                                    CAMBRIDGE HOLDINGS, LTD.

                                    By:
                                        -----------------------------------
                                        Gregory Pusey, President